SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2004

OPINION RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22554	22-3118960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 College Road East, Suite #4100, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 452-5400

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 99.1: Press Release dated July 28, 2004 regarding financial results for the quarter ended June 30, 2004.

Item 12. Results of Operations and Financial Condition

On July 28, 2004, Opinion Research Corporation (the “Company”) issued a press release announcing the Company’s second quarter 2004 financial results. The text of the press release is attached hereto as Exhibit 99.1. The information contained in this report, including the exhibit attached hereto, is furnished solely under Item 12 of this Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if such filing specifically references this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPINION RESEARCH CORPORATION

Date: July 28, 2004	By:	/s/ Douglas L. Cox
Douglas L. Cox
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.
99.1	Press release dated July 28, 2004: Opinion Research Reports Results for the Second Quarter of 2004.